                                                                   Exhibit 10.36

                          COMMON STOCK PURCHASE WARRANT


THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION UNLESS (A) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT,
(B) IT IS ESTABLISHED TO THE SATISFACTION OF THE COMPANY THAT SUCH SALE OR TRANSFER IS IN A TRANSACTION WHICH IS EXEMPT UNDER, OR OTHERWISE IN COMPLIANCE WITH, SUCH LAWS OR (C) THE COMPANY RECEIVES A "NO ACTION" LETTER OR SIMILAR DECLARATION FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT SUCH SALE OR TRANSFER WITHOUT REGISTRATION WILL NOT RESULT IN A RECOMMENDATION BY SAID COMMISSION THAT ACTION BE TAKEN WITH RESPECT THERETO. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.


NO. W-03                                            VOID AFTER DECEMBER 10, 2005

                                     FORM OF
                                     WARRANT

                   TO PURCHASE 2,540 SHARES OF COMMON STOCK OF

                                    CVC, INC.

                          Dated as of December 10, 1998


         THIS CERTIFIES THAT, for value received, Advent Partners GPE III Limited Partnership or its permitted transferees or assigns (the "Holder") is entitled to purchase from CVC, Inc., a Delaware corporation (the "Company"), 2,540 fully paid and nonassessable shares (the "Shares") (as adjusted pursuant to Section 3 below) of common stock, $.01 par value ("Common Stock"), of the Company, at the price of $10.00 per share (the "Exercise Price") (as adjusted pursuant to Section 3 below), subject to the provisions and upon the terms and conditions set forth below.

         Capitalized terms used and not otherwise defined in this warrant shall have the meanings assigned in the Stock Purchase Agreement, dated as of December 10, 1998 between the Company and the Purchasers named therein (the "Stock Purchase Agreement").

         1. EXERCISE AND PAYMENT.

                  1.1 EXERCISE. On or after December 10, 2001, the purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (together with a duly executed exercise notice (the "Notice of Exercise") in the form attached hereto as EXHIBIT A) at the principal office of the Company, and by the payment to the Company, by wire transfer, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

                  1.2 STOCK CERTIFICATES. In the event of the exercise of all or any portion of this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder by the Company at its own expense (including the payment by it of any applicable issue taxes) within a reasonable time, which shall in no event be later than ten (10) days thereafter and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

                 If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Common Stock or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

         2. STOCK FULLY PAID; RESERVATION OF SHARES. All of the Shares issuable upon the exercise of this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all taxes, liens, encumbrances and charges with respect to the issue thereof. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of this Warrant.

         3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  3.1 RECLASSIFICATION. In case of any reclassification of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), the Company, shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification by a holder of an equivalent number of shares of Common Stock had the holder exercised the Warrant immediately prior thereto. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.

                  3.2 DIVIDENDS, STOCK SPLITS AND COMBINATIONS. If the number of shares of Common Stock outstanding at any time is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split up of stock, then the Exercise Price shall, concurrently with the effectiveness of such dividend, subdivision or split up, be proportionately decreased so that the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase of outstanding shares of Common Stock. If the number of shares of Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Common Stock, then the Exercise Price shall, concurrently with the effectiveness of such combination, be proportionately increased so that the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease of outstanding shares of Common Stock.

                  3.3 ADJUSTMENT FOR LIQUIDATION, REDEMPTION OR CONVERSION OF SERIES C PREFERRED STOCK. Upon a liquidation, redemption or conversion on or after December 10, 2001 and prior to December 10, 2003 of all of the then outstanding shares of the Company's Series C Senior Convertible Redeemable Preferred Stock, $.01 par value (the "Series C Preferred Stock") and Series D Redeemable Preferred Stock, $.01 par value (the "Series D Preferred Stock") in accordance with Article IV, Section 2, Section 3 or Section 4 of the Company's Restated Certificate of Incorporation, as amended, if a Holder has not previously exercised in accordance with Section 1 hereto, the Exercise Price shall be adjusted to $12.00 per share and if a Holder has previously exercised in accordance with Section 1 hereto, such Holder shall pay to the Company an amount equal to the product of $2.00 per share multiplied by the number of Shares of Common Stock purchased by such Holder upon such exercise (including Shares applied to pay the Exercise Price in accordance with Section 4 hereof).

                  3.4 ANTIDILUTION ADJUSTMENT. The Exercise Price shall be subject to adjustment from time to time as follows:

                  (a) SPECIAL DEFINITIONS. For purposes of this Section 3.4, the following definitions shall apply:

                           (1) "ADDITIONAL SHARES OF COMMON STOCK" shall mean
all shares of Common Stock issued (or, pursuant to Section 3.4(c) below, deemed to be issued) by the Company after the Original Issue Date other than shares of Common Stock issued or issuable:

                                    (A) upon conversion of shares of the
Preferred Stock or the exercise or conversion of any Options outstanding on the Original Issue Date;

                                    (B) to officers, directors, employees and
consultants of the Company or any subsidiary thereof, pursuant to a stock option plan, stock purchase plan or other employee stock incentive plan approved by the Board of Directors of the Company or other stock arrangements which have been approved by the Board of Directors of the Company;

                                    (C) pursuant to any event for which
adjustment has already been made pursuant to this Section 3.4;

                                    (D) as a dividend or distribution on the
Preferred Stock;

                                    (E) as a dividend or distribution on the
Common Stock;

                                    (F) upon any subdivision or split up of
Common Stock; or

                                    (G) upon any capital reorganization of the
Company.

                           (2) "CONVERTIBLE SECURITIES" shall mean any evidences
of indebtedness, shares (other than Common Stock and Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                           (3) "OPTIONS" shall mean rights, options or warrants
to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                           (4) "ORIGINAL ISSUE DATE" shall mean the date on
which this Warrant was issued.

                           (5) "PREFERRED STOCK" shall mean collectively, the
Company's 8% Non-Cumulative Convertible Preferred Stock, $.01 par value, Series B Non-Cumulative Convertible Preferred Stock, $.01 par value, Series C Preferred Stock and Series D Preferred Stock.


                  (b) NO ADJUSTMENT OF EXERCISE PRICE. No adjustment in the Exercise Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Exercise Price in effect on the date or and immediately prior to such issue.

                  (c) DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK. Except as provided in Section 3.4(a)(1) above, if the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3.4(e) below) of such Additional Shares of Common Stock would be less than the Exercise Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:


                           (1) no further adjustment in the Exercise Price shall
be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                           (2) if such Options or Convertible Securities by
their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the initial Exercise Price thereof set forth in the first paragraph of this Warrant (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective , be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                           (3) on the expiration or cancellation of any Options
or the termination of the right to convert or exchange any Convertible Securities which shall have not been exercised, if the Exercise Price shall have been adjusted upon the original issuance thereof or shall have been subsequently adjusted pursuant to clause (2) above, the Exercise Price shall be recomputed as if the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefore was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged plus the consideration actually received by the Company upon such conversion or exchange, if any; and

                           (4) no readjustment pursuant to clause (2) or clause
(3) above shall have the effect of increasing the Exercise Price to an amount which exceeds the lower of (i) the initial Exercise Price on the original adjustment date (unless the Exercise Price is increased above the initial Exercise Price pursuant to Section 3.1 or 3.2, or (ii) the Exercise Price that would have resulted from any issuances of Additional Shares of

Common Stock (other than those the subject of such adjustments) between the original adjustment date and such readjustment date; and

                  (d) ADJUSTMENT OF EXERCISE PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Company shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3.4(c), but excluding stock dividends, subdivisions or split-ups that are the subject of adjustment pursuant to Section 3.1 or 3.2 without consideration or for a consideration per share less than the Exercise Price applicable on and immediately prior to such issue, then and in such event, the Exercise Price shall be reduced concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect on the date of and immediately prior to such issue by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue (on a fully diluted as converted basis), including without limitation the number of shares of Common Stock issuable upon conversion of the Preferred Stock outstanding immediately prior to such issue and (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Exercise Price in effect on the date of and immediately prior to such issue; and the denominator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue (on a fully diluted as converted basis), including without limitation the number of shares of Common Stock issuable upon conversion of the Preferred Stock outstanding immediately prior to such issue and (ii) the number of such Additional Shares of Common Stock so issued.

                  (e) DETERMINATION OF CONSIDERATION. For purposes of this
Section 3.4(d), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:


                           (1) CASH AND PROPERTY. Such consideration shall:

                                    (A) insofar as it consists of cash, be
computed at the aggregate amount of cash received by the Company;

                                    (B) insofar as it consists of property other
than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Company; and

                                    (C) in the event Additional Shares of Common
Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors of the Company.

                           (2) OPTIONS AND CONVERTIBLE SECURITIES. The
consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3.4(b) and 3.4(c), relating to Options and Convertible Securities, shall be determined by dividing

                                    (A) the total amount, if any, received or
receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the (ii) aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                    (B) the maximum number of shares of Common
Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

         4. NET ISSUE ELECTION. The holder hereof may elect to receive, without the payment by such holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, at the office of the Company. Thereupon, the Company shall issue to such holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                   X = Y (A-B)
                                       -------
                                          A

where X = the number of shares to be issued to such holder pursuant to this
Section 4.

         Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

         A = the fair market value of one share of Common Stock, as determined in accordance with the following provisions, as at the time the net issue election is made pursuant to this Section 4.

         B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

         For purposes of this Section 4, "fair market value" of one share of Common Stock shall be determined as follows:

                  (1) Where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in THE WALL STREET JOURNAL for the five (5) trading days prior to the date to the date of determination of fair market value. Notwithstanding the foregoing, in the event the Warrants are exercised in connection with the Company's initial public offering of Common Stock, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering.

                  (2) If no public market for the Common Stock exists at the time of such exercise, the Company and the holder hereof shall negotiate in good faith in an effort to reach agreement upon the fair market value of one share of Common Stock for a period of ten (10) days after delivery of the executed subscription.

                  (3) If the Company and the holder hereof are unable to reach agreement under the foregoing subparagraph (2), the fair market value of one share of Common Stock shall be determined by appraisal. The Company and the holder hereof shall each select an appraiser (the "Selected Appraisers") within thirty (30) days after the expiration of the ten-day period in subparagraph (2) above. Each Selected Appraiser shall render its appraisal within thirty (30) days of its appointment hereunder. In the event that either Selected Appraiser fails to render an appraisal within such thirty-day period, the first appraisal rendered shall be conclusive. In the event that the values determined by the Selected Appraisers differ by less than ten percent (10%) of the lower value, the fair market value shall be the average of the appraisals made by each of the Selected Appraisers. In the event that the values differ by ten percent (10%) or more of the lower value, the Selected Appraisers shall within ten (10) days select a third appraiser (the "Neutral Appraiser") to conduct an appraisal. The Neutral Appraiser shall render its appraisal within thirty (30) days of its appointment hereunder. The fair market value of one share of Common Stock shall be equal to the appraisal made by the Neutral Appraiser if such appraisal is between the two appraisals made by the Selected Appraisers or, if such appraisal by the Neutral Appraiser is not between the two appraisals made by the Selected Appraisers, then the fair market value of one share of Common Stock shall be that one of the two appraisals made by the Selected Appraisers that is closer to the appraisal made by the Neutral Appraiser. All appraisals delivered pursuant to this subparagraph (3) shall be in writing and signed by the appraiser. The fees, costs and expenses of each of the Selected Appraisers will be borne by the party who selected such appraiser, and the fees, costs and expenses of the Neutral Appraiser will be borne equally by the Company and the holder hereof.

                  (4) In appraising the fair market value of one share of Common Stock, there shall be no discount for minority interests.

                  (5) The fair market value as determined in accordance with this Section 4 shall be conclusive, final and binding upon the Company and the holder hereof, and shall be enforceable in any court having jurisdiction over a proceeding to enforce the terms of this Warrant.

         5. NOTICE. In the event of the occurrence of any one or more of the following (each, a "Liquidity Event"): (i) a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary; (ii) a sale, merger, recapitalization, reorganization or consolidation involving the Company, as the result of which those persons who hold at least 50% of the voting stock of the Company immediately prior to such transaction do not hold more than 50% of the voting stock of the Company (or the surviving or resulting entity) after giving effect to such transaction; or (iii) the sale of all or substantially all of the assets of the Company; then in connection with each such Liquidity Event, the Company shall send to the Holder:

                  (a) At least ten (10) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the Holder shall be entitled thereto) or for determining rights to vote in respect of such Liquidity Event; and

                  (b) In the case of any such Liquidity Event, at least ten (10) days prior written notice of the date when the same shall take place (and specifying the date on which the Holder shall be entitled to exchange its Common Stock for securities or other property deliverable upon such Liquidity Event).

         6. FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the Exercise Price then in effect.

         7. RESTRICTIONS ON TRANSFER.

                  7.1 RESTRICTIVE LEGEND. Each certificate representing (i) the Shares and (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend or recapitalization (collectively, the "Restricted Securities"), shall be endorsed as follows:

         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended ("the Act"), and have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof. Such shares may not be sold, offered for sale, pledged or hypothecated in the absence of such registration unless (a) the Company receives an opinion of counsel reasonably satisfactory to it stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of the act, (b) it is established to the satisfaction of the Company that such sale or transfer is in a transaction which is exempt under, or otherwise in compliance with, such laws or (c) the Company receives a "no action" letter or similar declaration from the securities and exchange commission to the effect that such sale or transfer without registration will not result in a recommendation by said commission that action be taken with respect thereto. Copies of the agreements covering the purchase of these shares and restricting the sale, assignment, transfer, or other disposition of, or the voting of, the shares represented by this certificate may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company at the principal executive offices of the Company.

         The Company is authorized to issue more than one class of stock. Shareholders may obtain, upon written request and without charge, a statement of the rights, preferences, privileges, and restrictions granted to or imposed upon each class or series of shares authorized to be issued and upon the holders thereof from the principal office of the Company.

                  7.2 OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Section 7.

                  7.3 TRANSFER OF THE WARRANT. Subject to the provisions of the Amended and Restated Stockholders' Agreement dated as of December 10, 1998, among the Company and the stockholders party thereto, this Warrant may be transferred in whole or in part to one or more parties at the option of the Holder; PROVIDED, HOWEVER, that prior to any transfer of this Warrant, the Holder shall give written notice to the Company of the Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, contain a representation in writing from the proposed transferee that the Warrant is being acquired for investment not with a view to any sale or distribution thereof and shall be accompanied by the Assignment form attached hereto as EXHIBIT B duly executed by the Holder. Upon transfer of the Warrant pursuant to this Section 7, the Company shall at the request of Holder and upon surrender of the Warrant to the Company, promptly issue new Warrants in the names and amounts requested by the Holder to replace the surrendered Warrant.

         8. NO RIGHTS OF STOCKHOLDERS. This Warrant does not entitle the Holder to any voting rights as a stockholder of the Company prior to the exercise of the Warrant; further, the Holder has no liability as to the Exercise Price.

         9. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but it will at all times in good faith assist in the carrying out of all of the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         10. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant or like tenor and dated as of such cancellation, in lieu of this Warrant.

         11. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

         12. EXPIRATION OF WARRANT. Notwithstanding any other provision of this Warrant, this Warrant shall expire and shall no longer be exercisable upon the earlier of (i) payment by the Company prior to December 10, 2001 with respect to all of the then outstanding Series C Preferred Stock and Series D Preferred Stock held by the Holder in accordance with Article IV, Section 2, Section 3 or
Section 4 of the Company's Amended and Restated Certificate of Incorporation or
(ii) at 12:00 a.m., New York time, on December 10, 2005.

         13. MISCELLANEOUS.

                  13.1 GOVERNING LAW. This Warrant shall be governed by and construed in all respects in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws provisions thereof.

                  13.2 ENTIRE AGREEMENT; AMENDMENT. This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, except as may be provided in (i) the Amended and Restated Stockholders' Agreement dated as of December 10, 2005, by and among the Company and certain stockholders of the Company, (ii) the Stock Purchase Agreement and
(iii) the Amended and Restated Registration Rights Agreement dated as of December 10, 2005, by and among the Company and certain stockholders of the Company. Neither this Warrant nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

                  13.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the permitted successors and assigns, heirs, executors, and administrators of the Company and the Holder.

                  13.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, by overnight courier, or otherwise delivered by hand or by messenger or sent by facsimile and confirmed by mail, addressed (a) if to the Company, 525 Lee Road, Rochester, New York 14603, telephone (716) 458-2550, facsimile (716) 458-0424, and addressed to the attention of the President, with a copy to Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019 (Attention: Frederick W. Kanner, Esq.), telephone: (212) 259-7300, facsimile: (212) 259-7202, and (b) to Holder at the address set forth on EXHIBIT C attached hereto, with a copy to Hutchins, Wheeler & Dittmar, A Professional Corporation, 101 Federal Street, Boston, Massachusetts 02110 (Attention: Anthony J. Medaglia, Jr., P.C.), telephone: (617) 951-6600, facsimile: (617) 951-1295. Each of such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail or by Federal Express or other reputable overnight carrier, upon receipt.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

Issued this ____ day of December, 1998.


                                  CVC, INC.


                                  By:
                                     ------------------------------------

                                  Title:
                                        ---------------------------------
                                  Address: 525 Lee Road
                                           Post Office Box 1886
                                           Rochester, NY  14603-1886


WARRANT HOLDER:

---------------------------


By:
   ------------------------------

Title:
      -----------------------------

Address:   75 State Street
           Boston, MA  02109

Issued this        th day of December, 1998.



                                  CVC, INC.


                                  By:
                                     ------------------------------------

                                  Title:
                                        ---------------------------------
                                  Address: 525 Lee Road
                                           Post Office Box 1886
                                           Rochester, NY  14603-1886


WARRANT HOLDER:

---------------------------


By:
   ------------------------------

Title:
      -----------------------------

Address:   75 State Street
           Boston, MA  02109

                                    EXHIBIT A

                               NOTICE OF EXERCISE


TO:      CVC, INC.
         525 Lee Road
         Post Office Box 1886
         Rochester, New York  14603-1886
         Attention:  President


         1. The undersigned hereby elects to purchase _________ shares of Common Stock of CVC, INC. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                         ------------------------------
                                     (Name)
                         ------------------------------

                         ------------------------------
                                    (Address)

         3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.


                                            ------------------------------------
                                                         (Signature)

                                           Title:
                                                 -------------------------------

------------------------
         (Date)

                                    EXHIBIT B

                                 ASSIGNMENT FORM
                  (To be signed only upon transfer of Warrant)




         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________, whose address is _____________________, the right represented by the attached Warrant to purchase _________ shares of Common Stock of CVC, INC., to which the attached Warrant relates.

         Dated:
               --------------------------




                                     ------------------------------------------
                                     (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)



                                     ------------------------------------------
                                                     (Address)


Signed in the presence of:


-----------------------------